UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 27, 2025
Date of Report (Date of earliest event reported)
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Vestis Corporation
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-41783	92-2573927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 Alpharetta Street, Suite 2100,
Roswell, Georgia		30075
(Address of Principal Executive Offices)		(Zip Code)
(470) 226-3655
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	VSTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

Vestis Corporation (the “Company”) held its 2025 Annual Meeting on January 27, 2025. At the meeting, shareholders voted on the matters disclosed in the Company’s Proxy Statement filed on December 16, 2024. Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:

1. Election of each of the following four director nominees to the Company’s Board to serve two-year terms or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
William Goetz	104,212,406	758,064	77,396	11,520,232
Lynn McKee	104,813,526	180,851	53,489	11,520,232
Keith Meister	104,679,736	313,201	54,929	11,520,232
Doug Pertz	101,284,633	3,703,217	60,016	11,520,232

2. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2025 Annual Meeting of Shareholders filed December 16, 2024:

For	Against	Abstentions	Broker Non-Votes
103,472,620	1,517,876	57,370	11,520,232

3. Approval, on a non-binding, advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2025 Annual Meeting of Shareholders filed December 16, 2024:

Votes Cast for Every One Year	Votes Cast for Every Two Years	Votes Cast for Every Three Years	Abstentions
102,128,291	33,337	2,828,541	57,697

4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 3, 2025.

For	Against	Abstentions
116,256,538	243,943	67,617

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vestis Corporation

Date:	January 30, 2025	By:	/s/ Timothy R. Donovan
		Name:	Timothy R. Donovan
		Title:	Executive Vice President, Chief Legal Officer and General Counsel